                    SECOND AMENDMENT TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of June 30, 2000 (this "Amendment"), is entered into among AMPHENOL FUNDING CORP., a Delaware corporation (the "Seller"), AMPHENOL CORPORATION, a Delaware corporation ("Amphenol"),POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, a Delaware corporation (the "Purchaser"), and BMO NESBITT BURNS CORP. (formerly, "Nesbitt Burns Securities, Inc."), a Delaware corporation, as the agent for the Purchaser (in such capacity, the "Agent").

                                    RECITALS:

     WHEREAS, the Seller, Amphenol, the Purchaser and the Agent are parties to the Amended and Restated Receivables Purchase Agreement dated as of May 19, 1997, as amended as of September 26, 1997 (the "Agreement"); and

     WHEREAS, the parties hereto desire to further amend the Agreement as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. DEFINED TERMS. Capitalized terms used but not defined herein have the meaning set forth in the Agreement and Appendix A thereto. In addition, the following terms have the following respective meanings:

        "Fee Letter" means the Fee Letter, dated as of the date hereof, among Amphenol Funding Corp., Amphenol Corporation and BMO Nesbitt Burns Corp.

        "Amendment No. 3 to the Liquidity Agreement" means the Amendment No. 3 to the Liquidity Agreement, dated as of the date hereof, among Pooled Accounts Receivable Capital Corporation; Bank of Montreal, as the Liquidity Agent; BMO Nesbitt Burns Corp., as the Servicing Agent; and Bank of Montreal, as the liquidity purchaser.

        2. Section 1.02(a) of the Agreement is hereby amended and restated in its entirety as follows:

              (a) PURCHASE LIMIT. The Aggregate Investment would exceed an amount (the "Purchase Limit") equal to the sum of (i) $60,000,000 and
        (ii) $25,000,000 (commencing from June 30, 2000), in each case, as such amount may be reduced pursuant to Section 1.06; or


                                                        Second Amendment to
                                                   Amended and Restated RPA

         3. Section 1.05(a) of the Agreement is hereby amended and restated in its entirety as follows:

               (a) The "Commitment Termination Date" shall be the earlier of (i) (A) May 19, 2004 with respect to the amount described in clause
        (i) of the definition of "Purchase Limit" and (B)June 29, 2001 with respect to the amount described in clause (ii) of the definition of "Purchase Limit" (such dates, as maybe extended, collectively herein called the "Scheduled Commitment Termination Date"), and (ii) the date of termination of the Commitment pursuant to Section 1.06 or Section 9.02.

          4. REPRESENTATIONS AND WARRANTIES. Each of the Seller (as to itself) and Amphenol (as to itself and with respect to each other Originator) hereby represents and warrants to the Purchaser and the Agent as follows:

              (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Sections 6.01 and 6.02 of the Agreement are true and correct as of the date hereof.

              (b) ENFORCEABILITY. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. The Agreement (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (c) NO DEFAULT. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

          5. EFFECT OF AMENDMENT. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement," "hereof," "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

          6. EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon receipt by the Agent of the following, in form and substance satisfactory to the Agent in its reasonable discretion:


                                                        Second Amendment to
                                                   Amended and Restated RPA

               (a) an original of each of this Amendment, Amendment No. 3 to the Liquidity Agreement and the Fee Letter (whether by facsimile or otherwise) duly executed and delivered by each of the parties hereto or thereto;

               (b) a written statement from both Moody's and S&P that this Amendment will not result in a downgrade or withdrawal of the rating of the Commercial Paper Notes;

               (c) an acknowledgment and acceptance from Capital Markets Assurance Corporation;

               (d) certified copies of the resolutions of the boards of directors of each of the Seller and Amphenol authorizing this Amendment, with a certified certificate of incumbency for the officers of the Seller and Amphenol authorized to execute this Amendment;

               (e) evidence that the payment of all invoiced costs and expenses of the Purchaser, the Agent and their respective Affiliates (including, without limitation, the reasonable fees and expenses of counsel) pursuant to Section 14.06(a)(i) of the Agreement; and

               (f) an opinion given by the general counsel of each of the Seller and Amphenol with respect to validity and enforceability of this Amendment.

          7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

          8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          9. SECTION HEADINGS. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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                                                        Second Amendment to
                                                   Amended and Restated RPA


                                        3
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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                        AMPHENOL FUNDING CORP.


                         By:              /s/ Edward Jepsen
                            ---------------------------------------
                              Name:       Edward Jepsen
                              Title:      Executive Vice President
                                          and Chief Financial Officer

                         AMPHENOL CORPORATION


                         By:             /s/ Edward Jepsen
                            ---------------------------------------
                              Name:       Edward Jepsen
                              Title:      Executive Vice President
                                          and Chief Financial Officer

                         POOLED ACCOUNTS RECEIVABLE
                         CAPITAL CORPORATION, as Purchaser


                         By:               /s/ Dwight Jenkins
                            ---------------------------------------
                               Name:       Dwight Jenkins
                               Title:      Vice President


                         BMO NESBITT BURNS CORP., as Agent


                         By:
                            ---------------------------------------
                               Name:
                               Title:

                         POOLED ACCOUNTS RECEIVABLE CAPITAL
                         CORPORATION, as Purchaser

                         By:
                            ---------------------------------------
                              Name:
                              Title:


                         BMO NESBITT BURNS CORP., as Agent


                         By:             /s/ James P. Walsh
                            ---------------------------------------
                              Name:       James P. Walsh
                              Title:      Managing Director


                         By:              /s/ Jeffrey J. Phillips
                            ---------------------------------------
                              Name:       Jeffrey J. Phillips
                              Title:      Managing Director